UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/16/2008

The Gap, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-7562

Delaware	94-1697231
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2 Folsom Street
San Francisco, CA 94105
(Address of principal executive offices, including zip code)

(650) 952-4400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On January 17, 2008, The Gap, Inc. (the "Company") issued a press release announcing the promotion of Sabrina L. Simmons, the Company's Executive Vice President of Corporate Finance and acting chief financial officer, to the position of Chief Financial Officer, effective immediately.

On January 22, 2008, the Company issued a press release announcing that Lauri M. Shanahan, the Company's Chief Legal and Administrative Officer, plans to leave the Company after a transition period, effective March 31, 2008.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated January 17, 2008

99.2 Press Release dated January 22, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Gap, Inc.

Date: January 23, 2008	By:	/s/ Glenn Murphy
Glenn Murphy
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated January 17, 2008
EX-99.2	Press Release dated January 22, 2008